UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

811-23492

Investment Company Act file number

Franklin BSP Private Credit Fund

(Exact name of registrant as specified in charter)

9 West 57th Street, 49th Floor, Suite 4920

New York, New York 10019
(Address of principal executive offices) (Zip code)

Franklin BSP Private Credit Fund

9 West 57th Street, 49th Floor, Suite 4920

New York, New York 10019
(Name and address of agent for service)

(212) 588-6770

Registrant’s telephone number, including area code

Date of fiscal year end: December 31, 2023

Date of reporting period: June 30, 2023

Item 1. Reports to Stockholders.

(a)

Semi-Annual Report  |  June 30, 2023

FRANKLIN BSP

PRIVATE CREDIT FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

What’s inside

II	Franklin BSP Private Credit Fund

Shareholder Letter

Dear Shareholder,

We are pleased to announce Q2 2023 results for the Franklin BSP Private Credit Fund (“FBSPX” or the “Fund”). The Fund was launched in Q4 2022 with the goal of combining the best of Benefit Street Partners’ (“BSP”) strategies to offer investors access to high conviction ideas across the credit spectrum and the capital structure. Year-to-date, the Fund had a total return of +4.5% net of fees and expenses, bringing since-inception performance to +5.6% net of fees and expenses. Over the last several months, portfolio managers Anant Kumar and Saahil Mahajan have focused on ramping the portfolio towards its target asset allocation, opportunistically rotating from more liquid securities to direct lending and opportunistic strategies. Below please find an update on portfolio positioning and outlook.

Investment Philosophy:

The Fund offers diversification across multiple credit focused strategies utilizing BSP’s extensive experience deploying capital through multiple business cycles. The Fund seeks to generate attractive risk-adjusted returns with consistent current income by investing primarily in private credit investments, including directly originated loans to middle market companies in the U.S. (typically with annual EBITDA of between $25mm-$100mm), commercial real estate, special situations, and structured credit. Investors are able to gain exposure to a diversified portfolio of higher yielding alternative credit instruments, and the fund is seeking to target attractive opportunities across the credit spectrum. The Fund’s multi-strategy credit expertise allows flexibility to invest across the capital structure with a dynamic approach to asset allocation in order to take advantage of what we believe are the best risk adjusted return opportunities.

FBSPX will have a core allocation to direct lending, a dedicated liquidity allocation with exposure primarily to high yield bonds and broadly syndicated leveraged loans, and an opportunistic allocation designed to nimbly capitalize on attractive themes including special situations, commercial real estate, and structured credit.

Portfolio Update and Outlook:

FBSPX’s current target allocation is 60-80% direct lending, 0-20% opportunistic themes, and 20% high yield and liquid loans. Given the private and episodic nature of the Fund’s direct lending and opportunistic themes, the portfolio is currently comprised of primarily liquid broadly syndicated loans as a yielding surrogate for less liquid investments. As the Fund is allocated deals within the direct lending and opportunistic allocations, the portfolio managers will rotate out of these more liquid investments. To date, FBSPX has participated in five direct lending originations, totaling ~12% of managed assets. Over 90% of the portfolio is comprised of floating rate securities, which have benefitted from the recent and rapid rise in interest rates.

Over the next 6-12 months, the primary focus is scaling the direct lending, special situations and structured credit allocations. While high interest rates and economic uncertainty have

Franklin BSP Private Credit Fund	III

resulted in a slower M&A environment, and in turn fewer direct lending opportunities, we believe this dynamic should begin to shift towards the end of 2023. Within special situations, the portfolio managers are focused on rescue financing for companies that they believe are fundamentally good businesses but are facing liquidity and debt repayment issues. Additionally, structured credit investments are concentrated in securities rated BBB or above. Given the highly attractive yields being earned within these target areas, commercial real estate debt and more junior structured credit tranches may be targeted in the future when better relative value presents itself.

At a sector level, we are avoiding cyclical companies or companies with significant exposure to discretionary consumer spend. We continue to be constructive on software companies with strong recurring revenues and growth momentum, industrial companies that are leveraged moderately and have adequate free cash flow to meet debt obligations despite higher rates, and the healthcare companies that are fundamentally defensive and tied to demographics.

Today’s market continues to be bifurcated, somewhat akin to a tug-of war. On one side, there are macroeconomic headwinds including inflation, rising wages, worker shortages, and supply chain disruptions. On the other side, higher interest rates are creating the opportunity to achieve double digit unlevered returns on senior secured debt and to find highly attractive returns via opportunistic investments. For example, companies that took on too much debt in a post-great financial crisis, low interest rate world could present opportunities to provide creative capital solutions at attractive yield levels. The Fund’s portfolio managers will continue to navigate this uncertain economic landscape and seek to optimize risk adjusted returns for the Fund’s shareholders. On behalf of everyone at Benefit Street Partners, I want to thank you for your continued support and ongoing investment with the firm. Please do not hesitate to reach out to anyone on the team with any questions you may have.

Sincerely,

Richard J. Byrne

Chief Executive Officer and President

This document does not constitute advice or a recommendation or offer to sell or a solicitation to deal in any security or financial product. It is provided for information purposes only and on the understanding that the recipient has sufficient knowledge and experience to be able to understand and make their own evaluation of the proposals and services described herein, any risks associated therewith and any related legal, tax, accounting or other material considerations. To the extent that the reader has any questions regarding the applicability of any specific issue discussed above to their specific portfolio or situation, prospective investors are encouraged to contact Benefit Street Partners or consult with the professional advisor of their choosing.

IV	Franklin BSP Private Credit Fund

Except where otherwise indicated, the information contained in this presentation is based on matters as they exist as of the date of preparation of such material and not as of the date of distribution or any future date. Recipients should not rely on this material in making any future investment decision.

There is no guarantee that the investment objectives will be achieved. Moreover, past performance is not a guarantee or indicator of future results.

Certain information contained herein constitutes “forward-looking statements,” which can be identified by the use of forward-looking terminology such as “may,” “will,” “should,” “expect,” “anticipate,” “project,” “estimate,” “intend,” “continue,” or “believe,” or the negatives thereof or other variations thereon or comparable terminology. Due to various risks and uncertainties, actual events, results or actual performance may differ materially from those reflected or contemplated in such forward-looking statements. Nothing contained herein may be relied upon as a guarantee, promise, assurance or a representation as to the future.

Franklin BSP Private Credit Fund	V

Schedule of investments (unaudited)

June 30, 2023

Franklin BSP Private Credit Fund

Portfolio Company (a)(b)	Industry	Investment Coupon Rate (c)		Maturity	Principal/ Numbers of Shares	Fair Value
Collateralized Securities — 5.5%
CLO Debt — 5.5%
AGL CLO, Ltd. (e)(f)	Diversified Investment Vehicles	L + 3.70% (8.95%	)	1/20/2034	$250,000	$237,569
Generate CLO, Ltd. (e)(f)	Diversified Investment Vehicles	S + 5.75% (10.75%	)	4/20/2035	500,000	501,132
Madison Park Funding, Ltd. (e)(f)	Diversified Investment Vehicles	S + 4.11% (9.16%	)	10/20/2029	500,000	490,509
Morgan Stanley Eaton Vance CLO (e)(f)	Diversified Investment Vehicles	S + 5.50% (10.76%	)	7/20/2036	1,000,000	1,000,407
OZLM, Ltd. (e)(f)	Diversified Investment Vehicles	L + 4.26% (9.51%	)	7/20/2032	600,000	516,332
Wind River CLO, Ltd. (e)(f)	Diversified Investment Vehicles	L + 2.95% (8.20%	)	1/20/2031	250,000	223,600
Total CLO Debt (Cost $2,973,016)						$2,969,549
Total Collateralized Securities (Cost $2,973,016)						$2,969,549
Senior Secured First Lien Debt — 91.9%
Bank Loans — 85.2%
Acrisure, LLC (d)(e)	Financials	S + 5.75% (10.82%	)	2/15/2027	$497,500	$498,744
Advisor Group, Inc. (d)(e)	Financials	L + 4.50% (9.69%	)	7/31/2026	496,144	496,199
Altice Financing, SA (d)(e)	Telecom	S + 5.00% (9.99%	)	10/31/2027	998,125	963,191
Ascend Learning, LLC (d)(e)	Education	S + 3.50% (8.70%	)	12/11/2028	498,734	467,798
Asurion, LLC (d)(e)	Business Services	L + 3.25% (8.79%	)	12/23/2026	746,810	718,057
Athenahealth Group, Inc. (d)(e)	Healthcare	S + 3.50% (8.59%	)	2/15/2029	445,296	428,041
Avalara, Inc. (e)(f)	Software/Services	S + 7.25% (12.49%	)	10/19/2028	502,000	490,906
Belfor Holdings, Inc. (d)(e)	Industrials	S + 4.25% (9.35%	)	4/6/2026	249,370	249,370
BEP Ulterra Holdings, Inc. (d)(e)	Energy	S + 5.25% (10.35%	)	11/26/2025	249,347	243,737
Blackstone Mortgage Trust, Inc. (d)(e)	Financials	S + 3.50% (8.60%	)	5/9/2029	993,731	910,506
Broadstreet Partners, Inc. (d)(e)	Financials	S + 4.00% (9.16%	)	1/27/2029	500,000	496,375

The accompanying notes are an integral part of these financial statements.

Franklin BSP Private Credit Fund 2023 Semi-Annual Report	1

Schedule of investments (unaudited) (cont’d)

June 30, 2023

Franklin BSP Private Credit Fund

Portfolio Company (a)(b)	Industry	Investment Coupon Rate (c)		Maturity	Principal/ Numbers of Shares	Fair Value
Senior Secured First Lien Debt — continued
Brown Group Holding, LLC (d)(e)	Other	S + 3.75% (8.85%	)	7/2/2029	$498,744	$497,407
Cengage Learning, Inc. (d)(e)	Education	L + 4.75% (9.88%	)	7/14/2026	748,096	732,012
Clarios Global, LP (d)(e)	Transportation	S + 3.75% (8.85%	)	5/6/2030	500,000	498,280
Connect Finco SARL (d)(e)	Telecom	L + 3.50% (8.70%	)	12/11/2026	496,154	495,380
Creative Artists Agency, LLC (d)(e)	Publishing	S + 3.50% (8.60%	)	11/27/2028	498,750	497,129
Crown Subsea Communications Holding, Inc. (d)(e)	Telecom	S + 5.25% (10.52%	)	4/27/2027	500,000	499,690
Cushman & Wakefield U.S. Borrow, LLC (d)(e)	Financials	S + 2.75% (7.97%	)	8/21/2025	500,000	495,000
Dave & Buster’s (d)(e)	Food & Beverage	S + 3.75% (8.85%	)	6/29/2029	500,000	497,500
Directv Financing, LLC (d)(e)	Media/Entertainment	S + 5.00% (10.22%	)	8/2/2027	949,906	927,612
E2Open, LLC (d)(e)	Software/Services	L + 3.50% (8.60%	)	2/4/2028	500,000	497,090
Edgewater Generation, LLC (d)(e)	Utilities	S + 3.75% (8.97%	)	12/13/2025	500,000	462,265
Entain Holdings Gibraltar, Ltd. (d)(e)	Gaming/Lodging	S + 3.50% (8.44%	)	10/31/2029	996,250	991,518
Faraday Buyer, LLC (e)(f)	Utilities	S + 7.00% (12.04%	)	10/11/2028	24,512	23,865
Faraday Buyer, LLC (e)(f)	Utilities	S + 7.00% (11.87%	)	10/11/2028	324,188	315,629
Filtration Group Corp. (d)(e)	Industrials	S + 4.25% (9.45%	)	10/21/2028	498,750	498,127
Focus Financial Partners, LLC (d)(e)	Financials	S + 3.25% (8.35%	)	6/30/2028	496,250	491,838
Focus Financial Partners, LLC (d)(e)	Financials	S + 3.50% (8.60%	)	6/30/2028	500,000	496,375
Gainwell Acquisition Corp. (d)(e)	Healthcare	S + 4.00% (9.34%	)	10/1/2027	497,449	489,365
Grab Holdings, Inc. (d)(e)	Software/Services	L + 4.50% (9.70%	)	1/29/2026	475,822	474,833
Greeneden U.S. Holdings I, LLC (d)(e)	Software/Services	S + 4.00% (9.22%	)	12/1/2027	500,000	498,215

The accompanying notes are an integral part of these financial statements.

2	Franklin BSP Private Credit Fund 2023 Semi-Annual Report

Franklin BSP Private Credit Fund

Portfolio Company (a)(b)	Industry	Investment Coupon Rate (c)		Maturity	Principal/ Numbers of Shares	Fair Value
Senior Secured First Lien Debt — continued
Hamilton Projects Acquiror, LLC (d)(e)	Utilities	S + 4.50% (9.72%	)	6/17/2027	$961,389	$950,574
Hub International, Ltd. (d)(e)	Financials	S + 4.25% (9.34%	)	6/20/2030	500,000	500,905
Hudson River Trading, LLC (d)(e)	Financials	S + 3.00% (8.22%	)	3/20/2028	496,193	481,803
Hyland Software, Inc. (d)(e)	Technology	L + 3.50% (8.69%	)	7/1/2024	498,691	494,203
IMA Financial Group, Inc. (d)(e)	Financials	S + 4.25% (9.44%	)	11/1/2028	500,000	495,625
Ineos US Finance, LLC (d)(e)	Chemicals	S + 3.50% (8.70%	)	2/18/2030	500,000	496,695
Ineos US Petrochem, LLC (d)(e)	Chemicals	S + 3.75% (8.95%	)	3/14/2030	500,000	498,750
IW Buyer, LLC (e)(f)	Industrials	S + 6.75% (11.98%	)	6/28/2029	20,724	20,102
IW Buyer, LLC (e)(f)	Industrials	S + 6.75% (11.98%	)	6/28/2029	1,242,865	1,205,579
Jump Financial, LLC (d)(e)	Financials	S + 4.50% (10.00%	)	8/7/2028	994,312	947,082
KKR Apple Bidco, LLC (d)(e)	Other	S + 4.00% (9.10%	)	9/22/2028	748,120	743,445
Knot Worldwide, Inc. (d)(e)	Publishing	S + 4.50% (9.70%	)	12/19/2025	498,741	498,117
Kuehg Corp. (d)(e)	Education	S + 5.00% (10.24%	)	6/12/2030	750,000	741,562
LifePoint Health, Inc. (d)(e)	Healthcare	L + 3.75% (9.02%	)	11/16/2025	628,000	580,379
Lightstone Holdco, LLC (d)(e)	Utilities	S + 5.75% (10.86%	)	1/29/2027	709,847	639,750
Lightstone Holdco, LLC (d)(e)	Utilities	S + 5.75% (10.85%	)	1/29/2027	40,153	36,188
Magnite, Inc. (d)(e)	Technology	L + 5.00% (10.19%	)	4/28/2028	748,092	743,790
Mauser Packaging Solutions Holding Company (d)(e)	Paper & Packaging	S + 4.00% (9.16%	)	8/14/2026	498,750	496,740
MH Sub I, LLC (d)(e)	Business Services	S + 4.25% (9.35%	)	5/3/2028	750,000	718,500
Misys, Ltd. (d)(e)	Software/Services	L + 3.50% (9.23%	)	6/13/2024	500,000	479,740

The accompanying notes are an integral part of these financial statements.

Franklin BSP Private Credit Fund 2023 Semi-Annual Report	3

Schedule of investments (unaudited) (cont’d)

June 30, 2023

Franklin BSP Private Credit Fund

Portfolio Company (a)(b)	Industry	Investment Coupon Rate (c)		Maturity	Principal/ Numbers of Shares	Fair Value
Senior Secured First Lien Debt — continued
MPH Acquisition Holdings, LLC (d)(e)	Healthcare	L + 4.25% (9.73%	)	9/1/2028	$137,000	$121,905
Nexus Buyer, LLC (d)(e)	Business Services	S + 3.75% (8.95%	)	11/9/2026	996,777	960,105
Nouryon Finance B.V. (d)(e)	Chemicals	S + 4.00% (9.32%	)	4/3/2028	500,000	494,530
Peraton Corp. (d)(e)	Industrials	S + 3.75% (8.95%	)	2/1/2028	745,473	730,966
PetSmart, LLC (d)(e)	Retail	S + 3.75% (8.95%	)	2/11/2028	498,731	497,070
Quartz Acquireco, LLC (d)(e)	Software/Services	S + 3.50% (8.60%	)	6/28/2030	500,000	499,375
Renaissance Holding Corp. (d)(e)	Software/Services	S + 4.75% (9.99%	)	4/5/2030	500,000	493,125
Roper Industrial Products Investment Co., LLC (d)(e)	Industrials	S + 4.50% (9.74%	)	11/22/2029	498,750	496,256
Serrano Parent, LLC (e)(f)	Software/Services	S + 6.50% (11.59%	)	5/12/2030	3,135,000	3,057,565
Smyrna Ready Mix Concrete, LLC (d)(e)	Industrials	S + 4.25% (9.45%	)	4/2/2029	497,487	496,865
Solarwinds Holdings, Inc. (d)(e)	Software/Services	S + 3.75% (8.85%	)	2/5/2027	498,750	498,501
Sotera Health Holdings, LLC (d)(e)	Healthcare	S + 2.75% (7.99%	)	12/11/2026	500,000	491,565
Sotera Health Holdings, LLC (d)(e)	Healthcare	S + 3.75% (8.82%	)	12/11/2026	500,000	499,375
Spirit Aerosystems, Inc. (d)(e)	Industrials	S + 4.50% (9.55%	)	1/15/2027	496,250	496,994
Starwood Property Mortgage, LLC (d)(e)	Financials	S + 3.25% (8.35%	)	11/18/2027	497,500	483,819
Sunshine Luxembourg VII SARL (d)(e)	Healthcare	S + 3.75% (9.09%	)	10/1/2026	500,000	496,690
Topgolf Callaway Brands Corp. (d)(e)	Consumer	S + 3.50% (8.70%	)	3/15/2030	748,125	746,876
Traverse Midstream Partners, LLC (d)(e)	Energy	S + 3.75% (8.94%	)	2/16/2028	486,328	481,465
Triton Water Holdings, Inc. (d)(e)	Food & Beverage	L + 3.50% (8.66%	)	3/31/2028	500,000	482,580
UGI Energy Services, LLC (d)(e)	Energy	S + 3.25% (8.45%	)	2/22/2030	497,500	493,087

The accompanying notes are an integral part of these financial statements.

4	Franklin BSP Private Credit Fund 2023 Semi-Annual Report

Franklin BSP Private Credit Fund

Portfolio Company (a)(b)	Industry	Investment Coupon Rate (c)		Maturity	Principal/ Numbers of Shares	Fair Value
Senior Secured First Lien Debt — continued
UKG, Inc. (d)(e)	Technology	S + 4.50% (9.88%	)	5/4/2026	$500,000	$498,335
Ultimate Software Group, Inc. (d)(e)	Technology	S + 3.75% (8.90%	)	5/4/2026	748,057	737,120
Univision Communications, Inc. (d)(e)	Broadcasting	L + 3.25% (8.44%	)	3/15/2026	996,826	987,216
Verscend Holding Corp. (d)(e)	Healthcare	S + 4.00% (9.22%	)	8/27/2025	498,728	498,000
WaterBridge Midstream Operating, LLC (d)(e)	Energy	L + 5.75% (11.01%	)	6/22/2026	744,201	738,389
Windsor Holdings III, LLC (d)(e)	Chemicals	S + 4.50% (9.74%	)	6/21/2030	750,000	736,125
Zendesk, Inc. (e)(f)	Software/Services	S + 7.00% (12.25%) 3.50%
		PIK		11/22/2028	538,673	528,977
Total Bank Loans (Cost $45,466,428)						$45,854,459
Corporate Bonds — 6.7%
Dish Network Corp. (d)	Cable	11.75%		11/15/2027	$1,000,000	$978,750
Jane Street Group, LLC (d)	Financials	4.50%		11/15/2029	500,000	430,514
New Fortress Energy, Inc. (d)	Utilities	6.75%		9/15/2025	1,000,000	938,125
QVC, Inc. (d)	Consumer	4.85%		4/1/2024	500,000	488,750
Venture Global LNG, Inc. (d)	Energy	8.13%		6/1/2028	750,000	762,180
Total Corporate Bonds (Cost $3,594,706)						$3,598,319
Total Senior Secured First Lien Debt (Cost $49,061,134)						$49,452,778
Senior Secured Second Lien Debt — 1.8%
Bank Loans — 1.8%
Edelman Financial Center, LLC (d)(e)	Financials	L + 6.75% (11.94%	)	7/20/2026	$500,000	$481,500
Recess Holdings, Inc. (e)(f)	Industrials	L + 7.75% (13.02%	)	9/29/2025	500,000	500,000
Total Bank Loans (Cost $976,571)						$981,500
Total Senior Secured Second Lien Debt (Cost $976,571)						$981,500

The accompanying notes are an integral part of these financial statements.

Franklin BSP Private Credit Fund 2023 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

June 30, 2023

Franklin BSP Private Credit Fund

	Coupon Rate	Principal/ Numbers of Shares	Fair Value
Money Market Funds — 11.6%
U.S. Bank Money Market Deposit Account (g)(h)	4.48%	$6,232,722	$6,232,722
Total Money Market Funds (Cost $6,232,722)			$6,232,722
Total Investments (Cost $59,243,443) — 110.8%			$59,636,549
Liabilities in Excess of Other Assets — (10.8)%			(5,796,890)
Total Net Assets — 100.0%			$53,839,659

Percentages are stated as a percent of net assets.

(a)	Unless otherwise indicated, all investments in the schedule of investments are non-affiliated, non-controlled investments.
(b)	Unless otherwise indicated, all investments in the schedule of investments are restricted.
(c)	The majority of the investments bear interest at a rate that may be determined by reference to London Interbank Offered Rate ("LIBOR" or "L"), Secured Overnight Financing Rate (“SOFR” or “S”), or Prime ("P") and which reset daily, monthly, quarterly, or semiannually. For each, the Fund has provided the spread over the relevant reference rate and the current interest rate in effect at June 30, 2023. Certain investments are subject to reference rate floors. For fixed rate loans, a spread above a reference rate is not applicable. For floating rate securities, the all-in rate is disclosed within parentheses.
(d)	Although security is restricted as to resale, the Fund's Adviser has determined this security to be liquid based upon procedures approved by the Board of Trustees. The aggregate value of these securities at June 30, 2023 was $44,291,655, which represented 82.3% of net assets.
(e)	Variable rate security. Actual reference rates may vary based on the reset date of the security.
(f)	Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Fund’s Adviser acting through its Valuation Committee.
(g)	Investment is unrestricted.
(h)	Rate shown is the 7-day effective yield as of June 30, 2023.

As of June 30, 2023, the Fund had entered into the following commitments to fund various revolving and delayed draw senior secured loans. Such commitments are subject to the satisfaction of certain conditions set forth in the documents governing these loans and there can be no assurance that such conditions will be satisfied.

Company	Commitment Type	Total Revolving and Delayed Draw Loan Commitments	Less: Funded Commitments	Total Unfunded Commitments
Athenahealth, Inc.	Delayed draw term loan	$54,704	$—	$54,704
Avalara, Inc.	Revolver term loan	50,000	—	50,000
Faraday Buyer, LLC	Delayed draw term loan	31,939	24,451	7,488
IW Buyer, LLC	Revolver term loan	290,135	20,724	269,411
Serrano Parent, LLC	Revolver term loan	323,000	—	323,000
Zendesk, Inc.	Delayed draw term loan	132,778	—	132,778
Zendesk, Inc.	Revolver term loan	55,000	—	55,000
		$937,556	$45,175	$892,381

The accompanying notes are an integral part of these financial statements.

6	Franklin BSP Private Credit Fund 2023 Semi-Annual Report

Investment Breakdown (%) as a percent of total investments

The below table represents the composition of the Fund’s investments as of June 30, 2023. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6/30/2023
Collateralized Securities	5.0%
Senior Secured First Lien Debt	82.9%
Senior Secured Second Lien Debt	1.6%
Short-Term Investments	10.5%

The accompanying notes are an integral part of these financial statements.

Franklin BSP Private Credit Fund 2023 Semi-Annual Report	7

Statement of assets and liabilities

As of June 30, 2023 (unaudited)

Assets:
Investments, at fair value (cost $59,243,443)	$59,636,549
Receivable for investment securities sold	1,742,972
Interest receivable	458,109
Deferred costs, net of amortization	124,464
Other assets	5,951
Receivable for fund shares sold	1,428
Total Assets	61,969,473
Liabilities:
Payable for investment securities purchased	7,913,503
Due to affiliate	124,464
Accrued expenses	91,473
Accrued distribution fees	374
Total Liabilities	8,129,814
Net Assets	$53,839,659
Net Assets Consist of:
Capital stock	$53,114,376
Total distributable earnings	725,283
Net Assets	$53,839,659
Class A
Net assets	$102,129
Shares outstanding	10,000
Class A net asset value, offering and redemption price per share	$10.21
Advisor Class
Net assets	$53,737,530
Shares outstanding	5,261,107
Advisor Class net asset value, offering and redemption price per share	$10.21

The accompanying notes are an integral part of these financial statements.

8	Franklin BSP Private Credit Fund 2023 Semi-Annual Report

Statement of operations

Period Ended June 30, 2023 (unaudited)

Investment Income:
Interest income	$1,525,558
Total Investment Income	1,525,558
Expenses:
Amortization of deferred offering costs (See Note 5)	237,137
Management fees (See Note 4)	222,686
Fund accounting and administration fees (See Note 4)	178,455
Transfer agency fees	121,270
Other expenses	91,470
Professional fees	79,314
Trustee fees	78,012
Incentive fees on income (See Note 4)	43,682
Distribution fees – Class A (See Note 4)	252
Total Expenses before Adviser Reimbursement	1,052,278
Expenses reimbursed by Adviser (See Note 4)	(607,339)
Total Net Expenses	444,939
Net Investment Income	1,080,619
Net Realized and Unrealized Gain:
Net realized gain on investments	177,420
Net change in unrealized appreciation on investments	384,530
Net Realized and Unrealized Gain	561,950
Net Increase in Net Assets Resulting from Operations	$1,642,569

The accompanying notes are an integral part of these financial statements.

Franklin BSP Private Credit Fund 2023 Semi-Annual Report	9

Statements of changes in net assets

	Period Ended June 30, 2023 (unaudited)	Period Ended December 31, 2022[1]
Operations:
Net investment income	$1,080,619	$110,249
Net realized gain on investments:	177,420	150,969
Net change in unrealized appreciation on investments:	384,530	8,576
Change in Net Assets Resulting from Operations	1,642,569	269,794
Distributions to Shareholders:
Dividends and distributions – Class A	(2,783)	(299)
Dividends and distributions – Advisor Class	(1,078,846)	(105,152)
Change in Net Assets Resulting from Distributions to Shareholders	(1,081,629)	(105,451)
Capital Share Transactions:
Proceeds from shares sold – Advisor Class	28,223,712	24,040,000
Proceeds from reinvestment of distributions – Advisor Class	47,399	168
Cost of shares redeemed from repurchase offers – Advisor Class	(196,903)	—
Change in Net Assets from Capital Share Transactions	28,074,208	24,040,168
Total Change in Net Assets	28,635,148	24,204,511
Net Assets:
Beginning of period	25,204,511	1,000,000
End of period	$53,839,659	$25,204,511

(1) The Fund commenced operations on October 3, 2022.

The accompanying notes are an integral part of these financial statements.

10	Franklin BSP Private Credit Fund 2023 Semi-Annual Report

Statement of cash flows

Period Ended June 30, 2023 (unaudited)

Cash Flows from Operating Activities
Net increase in net assets resulting from operations	$1,642,569
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Net realized and unrealized (gain)	(561,950)
Amortization and accretion of premium and discount	(65,224)
Purchases of investments	(46,166,258)
Proceeds from sale of investments	14,427,118
Net proceeds from purchases in unfunded commitments	(211,773)
Net purchases and sales of short-term investments	5,120,689
Changes in operating assets and liabilities:
Payable for investment securities purchased	107,276
Receivable for investment securities sold	(996,249)
Interest receivable	(274,767)
Deferred costs, net of amortization	237,137
Other assets	(5,951)
Due to affiliate	(237,137)
Accrued distribution fees	252
Accrued expenses	(6,883)
Net Cash Used in Operating Activities	(26,991,151)
Cash Flows from Financing Activities:
Proceeds from shares issued	28,222,284
Payment for shares redeemed from repurchase offers	(196,903)
Cash distributions to shareholders	(1,034,230)
Net Cash Provided by Financing Activities	26,991,151
Net Change in Cash	—
Cash, beginning of period	—
Cash, end of period	$—
Supplemental Information:
Reinvested distributions	$47,399

The accompanying notes are an integral part of these financial statements.

Franklin BSP Private Credit Fund 2023 Semi-Annual Report	11

Financial highlights

	Period Ended June 30, 2023 (unaudited)	Period Ended December 31, 2022[1]
Franklin BSP Private Credit Fund — Class A
Net asset value, beginning of period	$10.07	$10.00
Income from investment operations
Net investment income[2]	0.28	0.03
Net realized and unrealized gains	0.14	0.07
Total from investment operations	0.42	0.10
Distributions to shareholders
Net investment income	(0.28)	(0.03)
Net realized gains	—	—
Total distributions	(0.28)	(0.03)
Net asset value, end of period	$10.21	$10.07
Total return[3]	4.20%[4]	1.00%[4]
Supplement data and ratios:
Net Assets, End of Period (000’s)	$102	$101
Ratio of Expenses to Average Net Assets (Before Expense Reimbursement/Recoupment)	6.57%[5]	10.37%[5]
Ratio of Expenses to Average Net Assets (After Expense Reimbursement/Recoupment)	3.00%[5]	2.75%[5]
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Expense Reimbursement/Recoupment)	1.88%[5]	(6.32)%[5]
Ratio of Net Investment Income (Loss) to Average Net Assets (After Expense Reimbursement/Recoupment)	5.45%[5]	1.30%[5]
Portfolio Turnover Rate	45.72%[4]	42.17%[4]

1 The Fund commenced operations on October 3, 2022. Investment operations commenced on October 4, 2022. Amounts annualized, as denoted, are based on the date investment operations commenced.

2 Net investment income per share has been calculated based on average shares outstanding during the period.

3 Total return represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming the reinvestment of all dividends and distributions). This does not include the effect of any sales charge.

4 Not annualized.

5 Annualized.

The accompanying notes are an integral part of these financial statements.

12	Franklin BSP Private Credit Fund 2023 Semi-Annual Report

	Period Ended June 30, 2023 (unaudited)	Period Ended December 31, 2022[1]
Franklin BSP Private Credit Fund — Advisor Class
Net asset value, beginning of period	$10.07	$10.00
Income from investment operations
Net investment income[2]	0.30	0.04
Net realized and unrealized gains	0.14	0.07
Total from investment operations	0.44	0.11
Distributions to shareholders
Net investment income	(0.30)	(0.04)
Net realized gains	—	—
Total distributions	(0.30)	(0.04)
Net asset value, end of period	$10.21	$10.07
Total return[3]	4.45%[4]	1.12%[4]
Supplement data and ratios:
Net Assets, End of Period (000’s)	$53,738	$25,104
Ratio of Expenses to Average Net Assets (Before Expense Reimbursement/Recoupment)	5.90%[5]	9.87%[5]
Ratio of Expenses to Average Net Assets (After Expense Reimbursement/Recoupment)	2.50%[5]	2.25%[5]
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Expense Reimbursement/Recoupment)	2.66%[5]	(5.82)%[5]
Ratio of Net Investment Income (Loss) to Average Net Assets (After Expense Reimbursement/Recoupment)	6.07%[5]	1.80%[5]
Portfolio Turnover Rate	45.72%[4]	42.17%[4]

1 The Fund commenced operations on October 3, 2022. Investment operations commenced on October 4, 2022. Amounts annualized, as denoted, are based on the date investment operations commenced.

2 Net investment income per share has been calculated based on average shares outstanding during the period.

3 Total return represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming the reinvestment of all dividends and distributions).

4 Not annualized.

5 Annualized.

The accompanying notes are an integral part of these financial statements.

Franklin BSP Private Credit Fund 2023 Semi-Annual Report	13

Notes to financial statements (unaudited)

1. Organization

Franklin BSP Private Credit Fund (the “Fund”) is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that continuously issues shares. The Fund is offering two classes of Shares of the Fund: Advisor Class, with no sales load or distribution and shareholder servicing fee, and Class A shares, which may charge a sales load of up to 2.00% of the investor’s subscription and may charge an annual distribution and shareholder servicing fee of up to 0.50% per year. Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reimbursements if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class. The Fund’s investment activities are managed by Benefit Street Partners L.L.C (“BSP”, or the “Adviser”), and supervised by the Fund’s Board of Trustees (“Board” or “Board of Trustees”), a majority of whom are independent of the Adviser and its affiliates.

The Fund is an “interval fund” pursuant to which, subject to applicable law, it will conduct quarterly repurchase offers for between 5% and 25% of the Fund’s outstanding shares of beneficial interest (“Shares”) at a price equal to net asset value (“NAV”). The Fund will offer to repurchase 5% of its outstanding shares at NAV on a quarterly basis. It is also possible that a repurchase offer may be oversubscribed, with the result that Fund shareholders (“Shareholders”) may only be able to have a portion of their Shares repurchased. The Fund does not currently intend to list its Shares for trading on any national securities exchange. The Shares are, therefore, not readily marketable. Even though the Fund will make quarterly repurchase offers to repurchase a portion of the Shares to try to provide liquidity to Shareholders, the Shares should be considered illiquid.

The Fund’s investment objective is to generate attractive risk-adjusted returns with consistent current income. The Fund seeks to achieve its investment objective by investing in private credit investments in middle market companies in the United States. The investment portfolio will primarily consist of private credit investments, which include privately offered secured debt (including senior secured, unitranche and second-lien debt) and unsecured debt (including senior unsecured and subordinated debt) across directly originated corporate loans, broadly syndicated corporate loans and high yield corporate bonds.

2. Summary of significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The financial statements reflect all adjustments, both normal and recurring which, in the opinion of management, are necessary for the fair presentation of the Fund’s results of operations and financial condition for the periods presented. The Fund is an investment company and accordingly applies specific accounting and financial reporting requirements under Financial Accounting Standards Codification (“ASC”) Topic 946, Financial Services-Investment Companies.

Investment valuation and fair value measurement

The Board has delegated to the Adviser as valuation designee (the “Valuation Designee”) the responsibility of determining the fair value of the Fund’s investment portfolio, subject to oversight of the Board, pursuant to Rule 2a-5 under the 1940 Act. As such, the Valuation

14	Franklin BSP Private Credit Fund 2023 Semi-Annual Report

Designee is charged with determining the fair value of the Fund’s investment portfolio, subject to oversight of the Board. The Board has delegated day-to-day responsibility for implementing the portfolio valuation process set forth in the Fund’s valuation policy to Fund management, which is comprised of officers and employees of the Adviser, and has authorized the Adviser to utilize the independent third-party pricing services and independent third-party valuation services that have been approved by the Board.

Securities for which market quotations are readily available on an exchange are valued at the reported closing price on the valuation date. The Fund may also obtain quotes with respect to certain of the Fund’s investments from pricing services or brokers or dealers in order to value assets. When doing so, the Fund determines whether the quote obtained is readily available according to U.S. GAAP to determine the fair value of the security. If determined to be readily available, the Fund uses the quote obtained.

Investments without a readily determined market value are primarily valued using a market approach, an income approach, or both approaches, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that the Fund management may take into account in fair value pricing the Fund’s investments include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, M&A comparables, and enterprise values, among other factors. When available, broker quotations and/or quotations provided by pricing services are considered as an input in the valuation process.

With respect to investments for which market quotations are not readily available, the Valuation Designee undertakes a multi-step valuation process, as described below:

•	Each portfolio company or investment will be valued by the Valuation Designee, with assistance from one or more independent valuation firms;
•	The independent valuation firm(s) conduct independent appraisals and make an independent assessment of the value of each investment; and
•	The Valuation Designee, under the supervision of the Board, determines the fair value of each investment, in good faith, based on the input of independent valuation firms (to the extent applicable) and the Valuation Designee’s own analysis. The Valuation Designee also has established a Valuation Committee to assist the Valuation Designee in carrying out its designated responsibilities, subject to oversight of the Board.

Bank loans, including syndicated loans, are valued by using readily available market quotations or another commercially reasonable method selected by an independent, third party pricing service that has been approved by the Board, or, if such independent, third-party valuations are not available, by using broker quotations.

Franklin BSP Private Credit Fund 2023 Semi-Annual Report	15

Notes to financial statements (unaudited) (cont’d)

High Yield Corporate Bonds and certain other domestic debt securities are valued at the last reported bid prices supplied by an independent, third party pricing service that has been approved by the Board. If the last reported bid price is not readily available or is otherwise deemed to be unreliable by the Valuation Committee, then such securities are valued at fair value pursuant to procedures adopted by the Board.

If they are traded on the valuation date, equity securities that are listed or traded on a national exchange will be valued at the last quoted sale price. If securities are listed on more than one exchange, and if the securities are traded on the valuation date, they will be valued at the last quoted sale price on the exchange on which the security is principally traded. If there is no sale of the security on the valuation date, or such price is not readily available, the Fund will value the securities at the last reported sale price, unless the Valuation Committee believes such price no longer represents the fair market value and elects to value the security at fair value pursuant to procedures adopted by the Board. Market quotations may be deemed not to represent fair value in certain circumstances where the Adviser reasonably believes that facts and circumstances applicable to an issuer, seller or purchaser or to the market for a particular security cause current market quotations not to reflect the fair value of the security. Examples of these events could include situations in which material events are announced after the close of the market on which a security is primarily traded, a security trades infrequently causing a quoted purchase or sale price to become stale, or a security’s trading has been halted or suspended.

Generally, trading in U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of the Fund’s Shares are determined as of such times.

NAV per Share will be determined daily by the Adviser on each day the New York Stock Exchange (“NYSE”) is open for trading or at such other times as the Board may determine. NAV per Share is determined on a class-specific basis, by dividing the total value of the Fund’s net assets attributable to the applicable class by the total number of Shares of such class outstanding. The Fund’s net assets are determined by subtracting any liabilities (including borrowings for investment purposes) from the total value of its portfolio investments and other assets.

The Fund’s fair value measurements are classified into a fair value hierarchy in accordance with ASC Topic 820, Fair Value Measurement, based on the markets in which the assets and liabilities are traded, and the reliability of the assumptions used to determine fair value. Market price observability is affected by a number of factors, including the type of investment and the characteristics specific to the investment. Investments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

The Fund determines fair value based on quoted prices when available or through the use of alternative approaches, such as discounting the expected cash flows using market interest rates commensurate with the credit quality and duration of the investment. This alternative approach also reflects the contractual terms of the derivatives, if any, including the period

16	Franklin BSP Private Credit Fund 2023 Semi-Annual Report

to maturity, and uses observable market-based inputs, including interest rate curves and implied volatilities. The guidance defines three levels of inputs that may be used to measure fair value:

•	Level 1 Inputs: Quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access at the measurement date.
•	Level 2 Inputs: Inputs other than quoted prices included in Level 1 that are observable for the asset and liability or can be corroborated with observable market data for substantially the entire contractual term of the asset or liability.
•	Level 3 Inputs: Unobservable inputs that reflect the entity’s own assumptions about the assumptions the market participants would use in the pricing of the asset or liability and are consequently not based on market activity, but rather through particular valuation techniques.

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Adviser. The Adviser considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Adviser’s perceived risk of that instrument.

The following table presents fair value measurements of investments, by major class, as of June 30, 2023, according to the fair value hierarchy:

Description[1]	(Level 1)	(Level 2)	(Level 3)	Total
Assets
Collateralized Securities
CLO Debt	$—	$—	$2,969,549	$2,969,549
Total Collateralized Securities	—	—	2,969,549	2,969,549
Senior Secured First Lien Debt
Bank Loans	—	40,211,836	5,642,623	45,854,459
Corporate Bonds	—	3,598,319	—	3,598,319
Total Senior Secured First Lien Debt	—	43,810,155	5,642,623	49,452,778
Senior Secured Second Lien Debt
Bank Loans	—	481,500	500,000	981,500
Total Senior Secured Second Lien Debt	—	481,500	500,000	981,500
Short-Term Investments	6,232,722	—	—	6,232,722
Total Assets	$6,232,722	$44,291,655	$9,112,172	$59,636,549

1 For further security characteristics, see the Fund’s Schedule of Investments.

Franklin BSP Private Credit Fund 2023 Semi-Annual Report	17

Notes to financial statements (unaudited) (cont’d)

The following table provides a reconciliation of the beginning and ending balances for investments that use Level 3 inputs during the period ended June 30, 2023:

	Collateralized Securities	Senior Secured First Lien Debt	Senior Secured Second Lien Debt
Beginning Balance – January 1, 2023	$—	$1,328,993	$—
Acquisitions	2,973,016	4,334,104	498,750
Dispositions	—	(20,813)	—
Realized gain (loss)	—	22	—
Change in unrealized appreciation (depreciation)	(3,467)	317	1,250
Net transfers in/(out) of Level 3	—	—	—
Ending Balance – June 30, 2023	$2,969,549	$5,642,623	$500,000

As of June 30, 2023, the change in unrealized appreciation (depreciation) on positions still held in the Fund was $(3,467) for Collateralized Securities, $317 for Senior Secured First Lien Debt, and $1,250 for Senior Secured Second Lien Debt.

Significant unobservable inputs

The following table summarizes the significant unobservable inputs used to value the Level 3 investments as of June 30, 2023. The table is not intended to be all-inclusive, but instead identifies the significant unobservable inputs relevant to the determination of fair values.

				Range
Asset Category	Fair Value	Primary Valuation Technique	Unobservable Inputs	Minimum	Maximum	Weighted Average(a)
Senior Secured First Lien Debt(b)	$4,283,247	N/A	N/A	N/A	N/A	N/A
Senior Secured First Lien Debt	1,359,376	Yield Analysis	Market Yield	11.25%	13.10%	11.99%
Senior Secured Second Lien Debt	500,000	Yield Analysis	Market Yield	13.35%	14.85%	14.10%
Collateralized Securities	2,969,549	Yield Analysis	Discount Rate	4.10%	8.25%	5.69%
	$9,112,172

(a) Weighted averages are calculated based on fair value of investments.

(b) Investment(s) valued based on recent or pending transactions expected to close after the valuation date.

Use of estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

18	Franklin BSP Private Credit Fund 2023 Semi-Annual Report

Indemnifications

In the ordinary course of its business, the Fund may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Fund. Based on its history and experience, management feels that the likelihood of such an event is remote.

Federal income taxes

The Fund has elected to be treated for federal income tax purposes as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Generally, a RIC is not subject to federal income taxes in respect of each taxable year if it distributes dividends for federal income tax purposes to stockholders of an amount generally equal to at least 90% of “investment company taxable income,” as defined in the Code, and determined without regard to any deduction for dividends paid. Distributions declared prior to the filing of the previous year’s tax return and paid up to twelve months after the previous tax year can be carried back to the prior tax year in determining the distributions paid in such tax year. The Fund intends to make sufficient distributions to maintain its ability to be subject to be taxed as a RIC each year. The Fund may be subject to federal excise tax imposed at a rate of 4% on certain undistributed amounts.

Distributions to shareholders

The Fund intends to distribute to its shareholders any net investment income monthly and any net realized long- or short-term capital gains, if any, at least annually. Distributions are recorded on the ex-dividend date. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the characterization of certain income and realized gains determined annually in accordance with federal tax regulations that may differ from U.S. GAAP.

Foreign securities and currency transactions

The Fund’s books and records are maintained in U.S. dollars. Foreign currency denominated transactions (i.e. market value of investment securities, assets and liabilities, purchases and sales of investment securities, and income and expenses) are translated into U.S. dollars at the current rate of exchange.

The Fund does not isolate that portion of results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

Security transactions and investment income

Investment transactions are recorded on the trade date. Dividend income, less any foreign tax withheld, is recognized on the ex-dividend date and interest income is recognized on an accrual basis, including amortization/accretion of premiums or discounts. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the effective yield method.

Restricted securities

The Fund may invest a substantial portion of its assets in securities that are restricted, but eligible for purchase and sale by certain qualified institutional buyers, as defined in Rule 144A under the Securities Act of 1933, as amended, as well as other restricted securities.

Franklin BSP Private Credit Fund 2023 Semi-Annual Report	19

Notes to financial statements (unaudited) (cont’d)

Restricted securities may be resold in transactions that are exempt from registration under Federal securities laws or if the securities are publicly registered. Restricted securities may be deemed illiquid.

3. Federal tax matters

As of June 30, 2023, unrealized appreciation and depreciation based on tax cost of investments was as follows:

For the period ended June 30, 2023
Tax cost of investments	$59,243,443
Unrealized appreciation	494,629
Unrealized depreciation	(101,523)
Net unrealized appreciation (depreciation)	393,106

Provisions for federal income taxes or excise taxes have not been made because the Fund has elected to be taxed as a RIC and intends to distribute substantially all taxable income to shareholders and otherwise comply with the provisions of the Code applicable to RICs. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income to shareholders for tax purposes. Additionally, U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. The reclassifications have no effect on net assets or NAV per share.

For the fiscal period ended December 31, 2022, the effect of permanent “book/tax” reclassifications resulted in increases and decreases to components of the Fund’s net assets as follows:

For the period ended December 31, 2022
Net unrealized appreciation (depreciation)	$8,576
Undistributed ordinary income	155,767
Undistributed long-term gain (capital loss carryover)	—
Distributable earnings	155,767
Other accumulated earnings (loss)	—
Total accumulated gain (loss)	$164,343

During the period ended December 31, 2022, the Fund did not make any reclassifications among components of net assets.

20	Franklin BSP Private Credit Fund 2023 Semi-Annual Report

The tax character of distributions paid during the period ended December 31, 2022 was as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
Franklin BSP Private Credit Fund	$105,451	$ —	$ —	$105,451

The tax character of current year distributions will be determined at the end of the current fiscal year.

As of December 31, 2022, the Company did not have any short-term or long-term capital loss carryforwards.

There is no tax liability from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal period ended December 31, 2022. The period ended December 31, 2022 is the only tax year open for exam. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties.

4. Related party transactions

Investment management agreement

The Fund is managed by BSP, a Delaware limited liability company, pursuant to an investment advisory agreement (the “Investment Advisory Agreement”). The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser oversees the management of the Fund’s activities and is responsible for making investment decisions with respect to the Fund’s portfolio.

As compensation for it services, the Fund pays the Adviser a management fee, computed daily and paid monthly in arrears at an annual rate of 1.25% of the Fund’s average daily net assets. In addition to the asset based fee above, the Fund shall pay to the Adviser an incentive fee calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, and which is subject to a hurdle rate, expressed as a rate of return on the Fund’s net assets, equal to 1.50% per quarter (or an annualized hurdle rate of 6.00%), subject to a “catch-up” feature.

“Pre-Incentive Fee Net Investment Income” means interest income, dividend income, and any other income (including any other fees, other than fees for providing managerial assistance, such as commitment, origination, structuring, diligence and consulting fees, or other fees that the we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the administration agreement with BSP, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee and distribution fees). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount debt instruments with PIK interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized

Franklin BSP Private Credit Fund 2023 Semi-Annual Report	21

Notes to financial statements (unaudited) (cont’d)

capital losses, or unrealized capital appreciation or depreciation. The payment of the incentive fee on income is subject to payment of a preferred return to investors each quarter, expressed as a quarterly rate of return on the value of our net assets at the end of the most recently completed calendar quarter, of 1.50% (6.00% annualized), subject to a “catch up” feature (as described below). The calculation of the incentive fee on income for each quarter is as follows:

•	No incentive fee on income is payable to the Adviser in any calendar quarter in which our Pre-Incentive Fee Net Investment Income does not exceed the preferred return rate of 1.50%, or 6.00% annualized (the “Preferred Return”), on net assets;
•	100% of our Pre-Incentive Fee Net Investment Income, if any, that exceeds the preferred return but is less than or equal to 1.71425% in any calendar quarter (6.86% annualized) is payable to the Adviser. This portion of our incentive fee on income is referred to as the “catch up” and is intended to provide the Adviser with an incentive fee of 12.5% on all of our Pre-Incentive Fee Net Investment Income when our Pre-Incentive Fee Net Investment Income reaches 1.71425% (6.86% annualized) in any calendar quarter; and

•	For any quarter in which our Pre-Incentive Fee Net Investment Income exceeds 1.71425% (6.86% annualized), the incentive fee on income equals 12.5% of the amount of our Pre-Incentive Fee Net Investment Income, as the Preferred Return and catch-up will have been achieved.

For the period ended June 30, 2023, the Adviser earned a management fee of $222,686 and $43,682 of incentive fees from the Fund.

Expense limitation agreement

The Adviser and the Fund have entered into the Third Amended and Restated Expense Limitation Agreement. Subject to this agreement, the Adviser has agreed to reimburse the Fund’s initial organizational and offering costs as well as its operating expenses (excluding expenses directly related to the interest costs and structuring costs for borrowing and line(s) of credit, taxes, litigation or extraordinary expenses not incurred in the ordinary course of the Fund’s business, incentive fees, or any distribution or shareholder servicing fees) solely to the extent necessary to limit the total annual operating expenses of the Fund to 2.25% of the Fund’s net asset value at each quarter end. The Adviser shall be permitted to recoup in later periods Fund expenses that the Adviser has paid or otherwise borne (whether through reduction of its management fee or otherwise) to the extent that the expenses for the Fund fall below the annual limitation rate in effect at the time of the actual waiver/ reimbursement and to the extent that they do not cause the Fund to exceed the annual rate in effect at the time of recoupment. Under the expense limitation agreement the Adviser was not permitted to recoup such expenses beyond three years from when the applicable expense payment was made. During the period ended June 30, 2023, the Adviser waived $607,339 of eligible Fund expenses, which is disclosed in the Statement of Operations. As of June 30, 2023 the maximum available recoupment by the Adviser is $1,037,596. The Fund has assessed the likelihood that a recoupment will be paid by the Fund in accordance with the provisions of ASC 450, Contingencies. Based on this assessment, it has been determined that the recoupment is not probable or estimable as of June 30, 2023, and as such, an accrual has not been made on the statement of assets and liabilities.

22	Franklin BSP Private Credit Fund 2023 Semi-Annual Report

Custodian, administrator, and transfer agent

The custodian to the Fund is U.S. Bank, N.A. The administrators to the Fund are U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, an affiliate of U.S. Bank, N.A., and BSP. The transfer agent to the Fund is DST Systems, Inc.

Distribution agreement

Franklin Distributors, LLC (the “Distributor”) serves as the Fund’s distributor. The Distributor is an affiliate of BSP.

In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted a Distribution and Shareholder Servicing Plan (“Distribution Plan”) for each Share class. The Distribution Plan permits the Fund to compensate the Distributor through an annual fee of 0.50% per year, payable quarterly on average daily net assets attributable to Class A Shares. The Distribution Plan also permits for a sales load of up to 2.0% on purchases of Class A Shares and a contingent deferred sales charge of up to 1.0%. Advisor Class Shares will not be charged an annual fee and will not incur sales charges. For the period ended June 30, 2023, Class A incurred distribution fees of $252, of which $252 is unpaid.

Related parties

Certain officers of the Fund are also officers of the Adviser. Such officers are paid no fees by the Fund for serving as officers of the Fund. For the period ended June 30, 2023, the Fund incurred $78,012 of Trustee fees, which are included in the statement of operations.

5. Organizational and offering costs

Organizational costs consist of costs incurred to establish the Fund and enable it legally to do business. Organizational costs of $272,811 have been incurred inception to date by the Fund, and paid by the Adviser, subject to recoupment. Offering costs include state registration fees and legal fees regarding the preparation of the initial registration statement. Organizational costs are expensed as incurred. Offering costs are accounted for as deferred costs until operations begin and are then amortized to expense over twelve months on a straight-line basis. Offering costs of $478,204 have been incurred inception to date by the Fund, and advanced by the Adviser. The total amount of the offering costs amortized by the Fund is $353,740.

6. Investment transactions

For the period ended June 30, 2023, aggregate purchases and sales of securities (excluding short-term securities) by the Fund were $46,166,258 and $14,427,118, respectively. The fund did not have any purchases or sales of long-term U.S. government securities during the period ended June 30, 2023.

Franklin BSP Private Credit Fund 2023 Semi-Annual Report	23

Notes to financial statements (unaudited) (cont’d)

7. Capital share transactions

Class A	Six Months Ended June 30, 2023	Period Ended December 31, 2022[1]
Shares sold	—	—
Shares issued to holders in reinvestment of dividends	—	—
Shares redeemed from repurchase offers	—	—
Net increase in shares	—	—
Shares outstanding:
Beginning of period	10,000	10,000
End of period	10,000	10,000

Advisor Class	Six Months Ended June 30, 2023	Period Ended December 31, 2022[1]
Shares sold	2,781,849	2,403,976
Shares issued to holders in reinvestment of dividends	4,675	17
Shares redeemed from repurchase offers	(19,410)	—
Net increase (decrease) in shares	2,767,114	2,403,993
Shares outstanding:
Beginning of period	2,493,993	90,000
End of period	5,261,107	2,493,993

1 The fund commenced operations on October 3, 2022.

The shares repurchased were done so in accordance with Section 23(c) of the 1940 Act as follows:

Repurchase Request Deadline	Repurchase Offer Amount (Shares)	Repurchase Offer Amount ($)	Shares Tendered	Amount Tendered
March 22, 2023	139,980	$1,410,396	10,504	$105,884
June 22, 2023	263,924	$2,698,454	8,906	$ 91,019

8. Risk factors

Investment risks

First and second lien senior secured loans

When we make senior secured loans, we will generally take a security interest in the available assets of these portfolio companies, including the equity interests of their subsidiaries. We expect this security interest to help mitigate the risk that we will not be repaid. However, there is a risk that the collateral securing our loans may decrease in value over time or lose its entire value, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital. Also, in some circumstances, our lien could be subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Finally, applicable bankruptcy laws may adversely impact the timing and methods used by us to liquidate collateral securing our loans, which could adversely affect the collectability of such

24	Franklin BSP Private Credit Fund 2023 Semi-Annual Report

loans. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan’s terms, or at all, or that we will be able to collect on the loan should we be forced to enforce our remedies.

Mezzanine debt

Our mezzanine debt investments will generally be subordinated to senior loans and will generally be unsecured. This may result in a heightened level of risk and volatility or a loss of principal which could lead to the loss of our entire investment.

These investments may involve additional risks that could adversely affect our investment returns. To the extent interest payments associated with such debt are deferred, including in order to pay amounts owed under senior loans, such debt may be subject to greater fluctuations in valuations, and such debt could subject us and Shareholders to non-cash income. Since we will not receive any principal repayments prior to the maturity of some of our mezzanine debt investments, such investments will be of greater risk than amortizing loans.

Payment-in-kind (“PIK”) interest risk

The Fund may hold investments that result in PIK interest. PIK creates the risk that incentive fees will be paid to the Adviser based on non-cash accruals that ultimately may not be realized, while the Adviser will be under no obligation to reimburse the Fund for these fees. PIK interest has the effect of generating investment income at a compounding rate, thereby further increasing the incentive fees payable to the Adviser. Similarly, all things being equal, the deferral associated with PIK interest also increases the loan-to-value ratio at a compounding rate. The market prices of PIK securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. Because PIK interest results in an increase in the size of the PIK securities held, the Fund’s exposure to potential losses increases when a security pays PIK interest.

More generally, investing in private companies involves a number of significant risks, including that they: may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment; have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and changing market conditions, as well as general economic downturns; are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us; generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, our executive officers and trustees and employees of our Advisor may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio

Franklin BSP Private Credit Fund 2023 Semi-Annual Report	25

Notes to financial statements (unaudited) (cont’d)

companies; and may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.

CLO securities risk

CLOs issue securities in tranches with different payment characteristics and different credit ratings. The rated tranches of securities issued by CLOs (“CLO Securities”) are generally assigned credit ratings by one or more nationally recognized statistical rating organizations. The subordinated (or residual) tranches do not receive ratings. Below investment grade tranches of CLO Securities typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior tranches of the CLO.

The riskiest portion of the capital structure of a CLO is the subordinated (or residual) tranche, which bears the bulk of defaults from the loans in the CLO and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CLO typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the subordinated tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CLO Securities as a class. The risks of an investment in a CLO depend largely on the collateral and the tranche of the CLO in which the Fund invests.

The CLOs in which the Fund invests may have issued and sold debt tranches that will rank senior to the tranches in which the Fund invests. By their terms, such more senior tranches may entitle the holders to receive payment of interest or principal on or before the dates on which the Fund is entitled to receive payments with respect to the tranches in which the Fund invests.

Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a CLO, holders of more senior tranches would typically be entitled to receive payment in full before the Fund receives any distribution. After repaying such senior creditors, such CLO may not have any remaining assets to use for repaying its obligation to the Fund. In the case of tranches ranking equally with the tranches in which the Fund invests, the Fund would have to share on an equal basis any distributions with other creditors holding such securities in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant CLO. Therefore, the Fund may not receive back the full amount of its investment in a CLO. The transaction documents relating to the issuance of CLO Securities may impose eligibility criteria on the assets of the CLO, restrict the ability of the CLO’s investment manager to trade investments and impose certain portfolio-wide asset quality requirements. These criteria, restrictions and requirements may limit the ability of the CLO’s investment manager to maximize returns on the CLO Securities. In addition, other parties involved in CLOs, such as third-party credit enhancers and investors in the rated tranches, may impose requirements that have an adverse effect on the returns of the various tranches of CLO Securities. Furthermore, CLO Securities issuance transaction documents generally contain provisions that, in the event that certain tests are not met (generally interest coverage and over-collateralization tests at varying levels in the capital structure), proceeds that would otherwise be distributed to holders of a junior tranche must be diverted to pay down the

26	Franklin BSP Private Credit Fund 2023 Semi-Annual Report

senior tranches until such tests are satisfied. Failure (or increased likelihood of failure) of a CLO to make timely payments on a particular tranche will have an adverse effect on the liquidity and market value of such tranche.

Payments to holders of CLO Securities may be subject to deferral. If cash flows generated by the underlying assets are insufficient to make all current and, if applicable, deferred payments on CLO Securities, no other assets will be available for payment of the deficiency and, following realization of the underlying assets, the obligations of the Borrower of the related CLO Securities to pay such deficiency will be extinguished.

The market value of CLO Securities may be affected by, among other things, changes in the market value of the underlying assets held by the CLO, changes in the distributions on the underlying assets, defaults and recoveries on the underlying assets, capital gains and losses on the underlying assets, prepayments on underlying assets and the availability, prices and interest rate of underlying assets. Furthermore, the leveraged nature of each subordinated class may magnify the adverse impact on such class of changes in the value of the assets, changes in the distributions on the assets, defaults and recoveries on the assets, capital gains and losses on the assets, prepayment on assets and availability, price and interest rates of assets. Finally, CLO Securities are limited recourse and may not be paid in full and may be subject to up to 100% loss.

Covenant-lite loans risk

Some of the loans in which the Fund may invest may be “covenant-lite” loans. “Covenant-lite” loans refer generally to loans that do not have a complete set of financial maintenance covenants. Generally, “covenant-lite” loans provide borrower companies more freedom to negatively impact lenders because their covenants are incurrence-based, which means they are only tested and can only be breached following an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Accordingly, to the extent the Fund invests in “covenant-lite” loans, the Fund may have fewer rights against a borrower and may have a greater risk of loss on such investments as compared to investments in or exposure to loans with financial maintenance covenants.

Market risks

The success of the Fund’s activities will be affected by general economic and market conditions, such as interest rates, availability of credit, credit defaults, inflation rates, economic uncertainty, changes in laws (including laws relating to taxation of the Fund’s investments), trade barriers, currency exchange controls, disease outbreaks, pandemics, and national and international political, environmental and socioeconomic circumstances (including wars, terrorist acts or security operations). In addition, the current U.S. political environment and the resulting uncertainties regarding actual and potential shifts in U.S. foreign investment, trade, taxation, economic, environmental and other policies under the current Administration, as well as the impact of geopolitical tension, such as a deterioration in the bilateral relationship between the U.S. and China or an escalation in conflict between Russia and Ukraine, could lead to disruption, instability and volatility in the global markets. Unfavorable economic conditions also would be expected to increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us.

Franklin BSP Private Credit Fund 2023 Semi-Annual Report	27

Notes to financial statements (unaudited) (cont’d)

Current and historic market turmoil has illustrated that market environments may, at any time, be characterized by uncertainty, volatility and instability. For example, the outbreak of COVID-19 caused materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes, including by providing direct capital infusions into companies, introducing new monetary programs and considerably lowering interest rates, which, in some cases resulted in negative interest rates.

Inflation risk

Inflation risk is the risk that the value of certain assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of investments and distributions can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to shareholders.

Interest rate risk

General interest rate fluctuations and changes in credit spreads on floating rate loans may have a substantial negative impact on the Fund’s investments and investment opportunities and, accordingly, may have a material adverse effect on the Fund’s rate of return on invested capital, the Fund’s net investment income and the Fund’s NAV.

The Fund is exposed to medium to long-term spread duration securities. Longer spread duration securities have a greater adverse price impact to increases in interest rates.

The Adviser regularly measures exposure to interest rate risk. Interest rate risk is assessed on an ongoing basis by comparing the Fund’s interest rate sensitive assets to its interest rate sensitive liabilities. Based on that review, the Adviser determines whether or not any hedging transactions are necessary to mitigate exposure to changes in interest rates.

Regulatory risk

Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund, affect the value of its investments and limit the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects. In addition to exposing the Fund to potential new costs and expenses, additional regulation or changes to existing regulation may also require changes to the Fund’s investment practices.

Credit risk

Credit risk relates to the ability of the borrower under an instrument to make interest and principal payments as they become due. The Fund’s investments in loans and other debt instruments are subject to risk of missing an interest and/or principal payment.

28	Franklin BSP Private Credit Fund 2023 Semi-Annual Report

Credit spread risk

Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market expects below-investment-grade bonds to default more frequently. Widening credit spreads may quickly reduce the market values of below-investment-grade and unrated securities. In recent years, the U.S. capital markets experienced extreme volatility and disruption following the spread of COVID-19, which increased the spread between yields realized on risk-free and higher risk securities, resulting in illiquidity in parts of the capital markets. Central banks and governments played a key role in reintroducing liquidity to parts of the capital markets. Future exits of these financial institutions from the market may reintroduce temporary illiquidity. These and future market disruptions and/or illiquidity would be expected to have an adverse effect on the Fund’s business, financial condition, results of operations and cash flows.

Prepayment risk

Prepayment risk relates to the early repayment of principal on a loan or debt security. Loans are generally callable at any time, and certain loans may be callable at any time at no premium to par. Having the loan or other debt instrument called early may have the effect of reducing the Fund’s actual investment income below its expected investment income if the capital returned cannot be invested in transactions with equal or greater yields.

Volatility risk

Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Cybersecurity risk

Cybersecurity incidents and cyber-attacks have been occurring globally at a more frequent and severe level and will likely continue to increase in frequency in the future. The Adviser faces various security threats on a regular basis, including ongoing cyber security threats to and attacks on its information technology infrastructure that are intended to gain access to its proprietary information, destroy data or disable, degrade or sabotage its systems. These security threats could originate from a wide variety of sources, including unknown third parties outside of the Adviser. Although the Adviser is not currently aware that it has been subject to cyber-attacks or other cyber incidents which, individually or in the aggregate, have materially affected its operations or financial condition, there can be no assurance that the various procedures and controls utilized to mitigate these threats will be sufficient to prevent disruptions to its systems.

9. Subsequent events

The Fund has evaluated subsequent events through the date the financial statements were issued and has determined that there have been no events that have occurred that would require adjustments to the Fund’s disclosures in the financial statements.

Franklin BSP Private Credit Fund 2023 Semi-Annual Report	29

Expense examples (unaudited)

As a shareholder of the Franklin BSP Private Credit Fund, you incur ongoing costs, including investment advisory fees, distribution and/or shareholder servicing fees, and other Fund expenses, which are indirectly paid by shareholders. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2023 through June 30, 2023.

Actual Expenses

The first line on each table below provides information about actual account values and actual expenses. However, the table does not include shareholder specific fees, such as the $15.00 fee charged for wire redemptions by the Funds’ transfer agent. The table also does not include portfolio trading commissions and related trading costs. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example For Comparison Purposes

The second line on each table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios for each share class of the Funds and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other fund. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relevant total cost of owning different funds.

Franklin BSP Private Credit Fund — Class A

	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During Period* January 1, 2023 – June 30, 2023
Actual	$1,000.00	$1,042.00	$15.19
Hypothetical (5% annual return before expenses)	$1,000.00	$1,009.92	$14.95

*  Expenses are equal to the share class’s annualized six-month expense ratio of 3.00%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the partial year period.

30	Franklin BSP Private Credit Fund 2023 Semi-Annual Report

Franklin BSP Private Credit Fund — Advisor Class

	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During Period* January 1, 2023 – June 30, 2023
Actual	$1,000.00	$1,044.50	$12.67
Hypothetical (5% annual return before expenses)	$1,000.00	$1,012.40	$12.47

*  Expenses are equal to the share class’s annualized six-month expense ratio of 2.50%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the partial year period.

Franklin BSP Private Credit Fund 2023 Semi-Annual Report	31

Additional information (unaudited)

1. Shareholder Notification of Federal Tax Status

For the fiscal period ended December 31, 2022, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Percentage
Franklin BSP Private Credit Fund	0.00%

The percentage of dividends declared from ordinary income designated as qualified interest income for the period ended December 31, 2022 was as follows:

Percentage
Franklin BSP Private Credit Fund	97.71%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the period ended December 31, 2022 was as follows:

Percentage
Franklin BSP Private Credit Fund	0.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Fund was as follows:

Percentage
Franklin BSP Private Credit Fund	0.00%

Shareholders should not use the above information to prepare their tax returns. Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investment in the Fund.

2. Delaware Statutory Trust Act-Control Share Acquisition

Under Delaware law applicable to the Fund as of August 1, 2022, if a shareholder acquires direct or indirect ownership or power to direct the voting of shares of the Fund in an amount that equals or exceeds certain percentage thresholds specified under Delaware law (beginning at 10% or more of shares of the Fund), the shareholder’s ability to vote certain of these shares may be limited.

3. Availability of Quarterly Portfolio Holdings Schedules

The Fund is required to file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s filings on Part F of Form N-PORT are available without charge on the SEC’s website, www.sec.gov, or upon request by calling 1.855.609.3680.

32	Franklin BSP Private Credit Fund 2023 Semi-Annual Report

4. Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1.855.609.3680 and on the SEC’s website, www.sec.gov. The Fund is required to file how it voted proxies related to portfolio securities during the most recent 12-month period ended June 30. The information is available without charge, upon request by calling 1.855.609.3680 and on the SEC’s website, www.sec.gov.

5. Distribution Reinvestment Plan

The Fund operates its distribution reinvestment plan (“DRP”) administered by DST Systems Inc. (“DST”). Pursuant to the plan, the Fund’s Distributions, net of any applicable U.S. withholding tax, are reinvested in the same class of shares of the Fund.

Shareholders automatically participate in the DRP, unless and until an election is made to withdraw from the plan on behalf of such participating shareholder. A shareholder who does not wish to have Distributions automatically reinvested may terminate participation in the DRP at any time by written instructions to that effect to DST. Shareholders who elect not to participate in the DRP will receive all distributions in cash paid to the shareholder of record (or, if the Shares are held in street or other nominee name, then to such nominee). Such written instructions must be received by DST at least one (1) business day prior to the record date of the Distribution or the shareholder will receive such Distribution in shares through the DRP. Under the DRP, the Fund’s Distributions to Shareholders are automatically reinvested in full and fractional shares as described below.

When the Fund declares a Distribution, DST, on the shareholder’s behalf, will receive additional authorized shares from the Fund either newly issued or repurchased from Shareholders by the Fund and held as treasury stock. The number of shares to be received when Distributions are reinvested will be determined by dividing the amount of the Distribution by the Fund’s NAV per share.

DST will maintain all shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by Shareholders for personal and tax records. DST will hold shares in the account of the Shareholders in non-certificated form in the name of the participant, and each shareholder’s proxy, if any, will include those shares purchased pursuant to the DRP. Each participant, nevertheless, has the right to request certificates for whole and fractional shares owned. The Fund will issue certificates in its sole discretion. DST will distribute all proxy solicitation materials, if any, to participating Shareholders.

In the case of Shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners participating under the DRP, DST will administer the DRP on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount of shares registered in the shareholder’s name and held for the account of beneficial owners participating under the DRP.

Franklin BSP Private Credit Fund 2023 Semi-Annual Report	33

Additional information (unaudited) (cont’d)

Neither DST nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the DRP, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See “Tax Aspects.”

The Fund reserves the right to amend or terminate the DRP. There is no direct service charge to participants with regard to purchases under the DRP; however, the Fund reserves the right to amend the DRP to include a service charge payable by the participants.

All correspondence concerning the DRP should be directed to DST at Franklin BSP Private Credit Fund c/o DST Systems, Inc. P.O. Box 219433 Kansas City, MO 64121-9433. Certain transactions can be performed by calling the toll free number 833-260-3565.

34	Franklin BSP Private Credit Fund 2023 Semi-Annual Report

Franklin BSP Private Credit Fund

Benefit Street Partners LLC

9 West 57th Street, Suite 4920

New York, New York 10019

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, and the applicable rules thereunder, that from time to time the Fund may purchase shares of its stock.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on Franklin Templeton’s website, which can be accessed at www.franklintempleton.com. Any reference to Franklin Templeton’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate Franklin Templeton’s website in this report.

This report is transmitted to the shareholders of Franklin BSP Private Credit Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

Investment Adviser

Benefit Street Partners LLC

9 West 57th Street, 49th Floor, Suite 4920

New York, NY 10019

Independent Registered Public Accounting Firm

Ernst & Young LLP

One Manhattan West

New York, NY 10001

Legal Counsel

Dechert LLP

1095 Avenue of the Americas

New York, NY 10036

Custodian

U.S. Bank, N.A.

Two Liberty Place

S. 16th Street, Suite 2000

Philadelphia, PA 19102

Transfer Agent, Dividend Disbursing Agent, and Registrar

DST Systems, Inc.

333 West 11th Street, 5th Floor

Kansas City, Missouri 64105

Administrator

U.S. Bancorp Fund Services, LLC,

doing business as U.S. Bank Global Fund Services

615 East Michigan Street

Milwaukee, WI 53202

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the annual report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

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Item 11. Controls and Procedures.

(a)	The registrant’s President/Chief Executive Officer and Treasurer/Principal Financial Officer have reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activities during the fiscal period reported on this Form N-CSR.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Filed herewith.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Franklin BSP Private Credit Fund

By (Signature and Title)	/s/ Richard Byrne
Richard Byrne, Chief Executive Officer and President

Date	09/07/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Richard Byrne
Richard Byrne, Chief Executive Officer and President

Date	09/07/2023

By (Signature and Title)	/s/ Nina Baryski
Nina Baryski, Chief Financial Officer and Treasurer

Date	09/07/2023
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